ITW Conference Call
Third Quarter
2009
Exhibit 99.2

ITW
Agenda
1. Introduction…………………...….. John Brooklier/David Speer
2. Financial Overview…………..….. Ron Kropp
3. Reporting Segments………....…. John Brooklier
4. 2009 Fourth Quarter Forecast…… Ron Kropp
5. Q & A………………......……...…... John Brooklier/Ron Kropp/David Speer

ITW
Forward - Looking Statements
 This conference call contains forward-looking statements
 within the meaning of the Private Securities Litigation Reform
 Act of 1995 including, without limitation, statements regarding operating performance, revenue growth, diluted income per
 share from continuing operations, restructuring expenses and related benefits, tax rates, end market conditions, and the
 Company’s related forecasts. These statements are subject
 to certain risks, uncertainties, and other factors which could cause actual results to differ materially from those
 anticipated. Important risks that could cause actual results to differ materially from the Company’s expectations are detailed in ITW’s Form 10-K, as updated by our Current Report on
 Form 8-K filed August 7, 2009, for 2008.

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 November 3, 2009
Webcast / PowerPoint replay available at
 itw.com website

2008 Q3	2009 Q3	F(U) Last Year Amount	F(U) Last Year %
Operating Revenues	4,464.6	3,580.4	(884.2)	-19.8%
Operating Income	671.0	483.6	(187.4)	-27.9%
% of Revenues	15.0%	13.5%	-1.5%	
Income from Continuing Operations				
Income Amount	464.6	303.0	(161.6)	-34.8%
Income Per Share-Diluted	0.89	0.60	(0.29)	-32.6%
Net Income				
Income Amount	453.5	302.4	(151.1)	-33.3%
Income Per Share-Diluted	0.87	0.60	(0.27)	-31.0%
Free Operating Cash Flow	599.5	516.2	(83.3)	-13.9%

ITW
Quarterly Highlights

% F(U) Prior Year		
	Operating Revenues	Operating Income	Operating Margins
Base Manufacturing Business			
Operating Leverage	-17.9%	-48.4%	-5.6%
Changes in VM & OH costs	-	31.7%	5.8%
Total	-17.9%	-16.7%	0.2%
Acquisitions/Divestitures	3.6%	1.4%	-0.4%
Translation	-5.6%	-6.9%	-0.3%
Impairment	-	-1.7%	-0.3%
Restructuring	-	-4.0%	-0.7%
Other	0.1%	-	-
Total	-19.8%	-27.9%	-1.5%

ITW
Quarterly Operating Analysis

2008 Q3	2009 Q3	F(U) Last Year Amount	%
Operating Income	671.0	483.6	(187.4)	-27.9%
Interest Expense	(38.3)	(45.6)	(7.3)	
Other Income	16.8	11.1	(5.7)	
Income from Continuing Operations-Pretax	649.5	449.1	(200.4)	-30.9%
Income Taxes	184.9	146.1	38.8	
% to Pretax Income	28.5%	32.5%	-4.0%	
Income from Continuing Operations	464.6	303.0	(161.6)	-34.8%
Loss from Discontinued Operations	(11.1)	(0.6)	10.5	
Net Income	453.5	302.4	(151.1)	-33.3%

ITW
Non Operating & Taxes

9/30/08	6/30/09	9/30/09
Trade Receivables	3,157.3	2,393.2	2,410.7
Days Sales Outstanding	63.6	63.5	60.6
Inventories	1,953.3	1,438.6	1,361.2
Months on Hand	2.0	1.9	1.8
Prepaids and Other Current Assets	513.7	453.4	327.1
Accounts Payable & Accrued Expenses	(2,363.3)	(1,901.1)	(2,018.1)
Operating Working Capital	3,261.0	2,384.1	2,080.9
% to Revenue(Prior 4 Qtrs.)	19%	16%	15%
Net Plant & Equipment	2,255.3	2,138.0	2,107.1
Investments	498.3	450.9	456.5
Goodwill and Intangibles	6,492.8	6,373.8	6,374.1
Net Assets Held for Sale	114.6	6.8	-
Other, net	(786.1)	(1,007.6)	(782.3)
Invested Capital	11,835.9	10,346.0	10,236.3
ROIC	16.2%	8.6%	12.7%

ITW
Invested Capital

9/30/08	6/30/09	9/30/09
Total Capital			
Short Term Debt	2,197.1	180.5	67.5
Long Term Debt	1,398.2	2,855.8	2,869.4
Total Debt	3,595.3	3,036.3	2,936.9
Stockholders' Equity	9,108.3	7,926.1	8,242.3
Total Capital	12,703.6	10,962.4	11,179.2
Less:			
Cash	(867.6)	(616.4)	(942.9)
Net Debt & Equity	11,836.0	10,346.0	10,236.3
Debt to Total Capital	28%	28%	26%
Shares outstanding at end of period	511.2	499.7	500.9

9

ITW
Debt & Equity

2008 Q3	2009 Q3
Net Income	453.5	302.4
Adjust for Non-Cash Items	224.5	132.1
Changes in Operating Assets & Liabilities	10.8	134.7
Net Cash From Operating Activities	688.8	569.2
Additions to Plant & Equipment	(89.3)	(53.0)
Free Operating Cash Flow	599.5	516.2
Stock Repurchases	(406.0)	-
Acquisitions	(646.0)	(4.7)
Proceeds from Divestitures	105.4	0.6
Dividends	(145.4)	(154.9)
Proceeds (Repayments) from Debt	737.0	(104.8)
Proceeds from Investments	7.1	6.5
Other	(24.2)	67.6
Net Cash Increase	227.4	326.5

ITW
Cash Flow

2008				2009		
	Q1	Q2	Q3	Q4	Q1	Q2	Q3
Annual Revenues Acquired	230	308	847	154	75	54	6
Purchase Price							
Cash Paid	223	439	745	190	65	35	3
Number of Acquisitions	16	10	14	10	6	5	2

ITW
Acquisitions

Operating Revenues	Operating Income	Operating Margins
2008 Q3	694.3	77.4	11.2%
2009 Q3	489.5	37.2	7.6%
$ F(U)	(204.8)	(40.2)	-3.6%
% F(U)	-29.5%	-52.0%	
% F(U) Prior Year			
Base Business			
Operating Leverage	-23.3%	-83.6%	-8.8%
Changes in VM & OH costs	-	45.9%	6.7%
Total	-23.3%	-37.7%	-2.1%
Acquisitions	0.9%	0.8%	-
Translation	-7.1%	-9.8%	-0.7%
Impairment	-	-	-
Restructuring	-	-5.2%	-0.8%
Other	-	-0.1%	-
Total	-29.5%	-52.0%	-3.6%

12

Industrial Packaging
Quarterly Analysis

Industrial Packaging
Key Points
• Total segment base revenues show modest signs of
 improvement: -23.3% for Q3 ’09 vs. -26.1% for Q2 ’09 as
 industrial production metrics became less negative
• Total North American industrial packaging business:
 -27.0% in Q3 ’09 vs. -31.9% in Q2 ’09
 – End markets associated with residential construction
 (lumber) and primary metals show modest
 improvement as year progresses
• Total international industrial packaging business: -25.0%
 in Q3 ’09 vs. -27.3% in Q2 ’09

Operating Revenues	Operating Income	Operating Margins
2008 Q3	620.7	118.9	19.2%
2009 Q3	405.8	70.0	17.2%
$ F(U)	(214.9)	(48.9)	-2.0%
% F(U)	-34.6%	-41.2%	
% F(U) Prior Year			
Base Business			
Operating Leverage	-34.2%	-64.8%	-8.9%
Changes in VM & OH costs	-	25.8%	7.5%
Total	-34.2%	-39.0%	-1.4%
Acquisitions	2.4%	1.2%	-0.3%
Translation	-2.8%	-2.8%	-0.1%
Impairment	-	-	-
Restructuring	-	-0.6%	-0.2%
Other	-	-	-
Total	-34.6%	-41.2%	-2.0%

14

Power Systems and Electronics
Quarterly Analysis

Power Systems and Electronics
Key Points
• Total segment base revenues appear to have bottomed:
 -34.2% in Q3 ’09 vs. -36.5% in Q2 ’09
• In Q3, Welding’s worldwide base revenues: -36.2%
 – Q3 North America base revenues:-40.0%
 – Q3 International base revenues:-26.7%
• PC board base revenues improved in the quarter:
 -42.3% in Q3 ’09 vs. -59.2% in Q2 ’09

Operating Revenues	Operating Income	Operating Margins
2008 Q3	581.9	68.8	11.8%
2009 Q3	540.9	57.0	10.5%
$ F(U)	(41.0)	(11.8)	-1.3%
% F(U)	-7.0%	-17.0%	
% F(U) Prior Year			
Base Business			
Operating Leverage	-7.9%	-24.2%	-2.1%
Changes in VM & OH costs	-	42.4%	5.4%
Total	-7.9%	18.2%	3.3%
Acquisitions/Divestitures	7.5%	-3.2%	-1.3%
Translation	-6.6%	-12.3%	-0.8%
Impairment	-	-17.5%	-2.2%
Restructuring	-	-2.3%	-0.3%
Other	-	0.1%	-
Total	-7.0%	-17.0%	-1.3%

16

Transportation
Quarterly Analysis

Transportation
Key Points
• Total segment base revenues (-7.9% in Q3 ’09 vs. -23.7% in Q2 ’09)
 improved quarter to quarter as auto builds ramped up
• Auto OEM/Tiers:
 – North American Auto Q3 base revenues: -14.3% vs. -39.5% in
 Q2 ’09
 • North American auto builds increase to 2.4 million units in Q3 ’09
 vs. 1.8 million units in Q2 ’09 due to “cash for clunkers”
 – International Auto Q3 base revenues: -4.7% in Q3 ’09 vs. -22.5%
 in Q2 ’09
 • European Q3 builds: at 3.9 million units in Q3 ‘09 vs. 4.0 million units in Q2 ’09
• Auto aftermarket Q3 worldwide base revenues: -4.5% vs. -12.7% in
 Q2 ’09

Operating Revenues	Operating Income	Operating Margins
2008 Q3	542.7	88.2	16.3%
2009 Q3	487.3	83.7	17.2%
$ F(U)	(55.4)	(4.5)	0.9%
% F(U)	-10.2%	-5.1%	
% F(U) Prior Year			
Base Business			
Operating Leverage	-6.3%	-16.0%	-1.7%
Changes in VM & OH costs	-	19.5%	3.4%
Total	-6.3%	3.5%	1.7%
Acquisitions	1.6%	1.0%	-0.1%
Translation	-5.5%	-6.0%	-0.1%
Impairment	-	-	-
Restructuring	-	-3.6%	-0.6%
Other	-	-	-
Total	-10.2%	-5.1%	0.9%

18

Food Equipment
Quarterly Analysis

Food Equipment
Key Points
• Total segment base revenues: -6.3% in Q3 ’09 vs.
 -8.5% in Q2 ’09; best performing segment
 throughout 2009
• Service revenues: flat in Q3 ’09 vs. -1.1% in Q2 ’09
• International Q3 base revenues: -4.9% in Q3 ’09 vs.
 -10.2% in Q2 ‘09
• North America Q3 base revenues: -8.0% vs. -8.4%
 in Q2 ’09 as customers continue to delay
 equipment purchases

Operating Revenues	Operating Income	Operating Margins
2008 Q3	525.0	75.0	14.3%
2009 Q3	402.5	43.7	10.9%
$ F(U)	(122.5)	(31.3)	-3.4%
% F(U)	-23.3%	-41.7%	
% F(U) Prior Year			
Base Business			
Operating Leverage	-16.5%	-50.7%	-5.9%
Changes in VM & OH costs	-	22.6%	3.9%
Total	-16.5%	-28.1%	-2.0%
Acquisitions	0.9%	-0.4%	-0.2%
Translation	-7.8%	-10.4%	-0.8%
Impairment	-	-	-
Restructuring	-	-2.9%	-0.5%
Other	0.1%	0.1%	0.1%
Total	-23.3%	-41.7%	-3.4%

20

Construction Products
Quarterly Analysis

Construction Products
Key Points
• Total segment base revenues: -16.5% in Q3 ’09 vs. -22.1% in Q2 ’09
• North America Q3 base revenues: -27.3% vs. -34.0% in Q2 ‘09
 – Q3 Residential: -30.4% base revenues vs. -43.2% in Q2 ’09; new housing starts continue to improve to near 600,000 units
 – Q3 Commercial Construction base revenues: -27.0% vs. -32.7%
 in Q2 ‘09
 – Q3 Renovation: -20.5% vs. -19.6% in Q2 ‘09
• International Q3 base revenues: -13.2% vs. -20.2% in Q2 ‘09
 – Q3 Europe: base revenues -22.0% vs. -30.2% in Q2 ‘09
 – Q3 Asia-Pacific: base revenues flat vs. -2.5% in Q2 ‘09

Operating Revenues	Operating Income	Operating Margins
2008 Q3	369.4	53.6	14.5%
2009 Q3	307.3	48.4	15.8%
$ F(U)	(62.1)	(5.2)	1.3%
% F(U)	-16.8%	-9.7%	
% F(U) Prior Year			
Base Business			
Operating Leverage	-13.9%	-39.1%	-4.2%
Changes in VM & OH costs	-	35.8%	6.0%
Total	-13.9%	-3.3%	1.8%
Acquisitions	4.4%	4.8%	-
Translation	-7.2%	-9.0%	-0.2%
Impairment	-	-	-
Restructuring	-	-2.3%	-0.4%
Other	-0.1%	0.1%	0.1%
Total	-16.8%	-9.7%	1.3%

22

Polymers and Fluids
Quarterly Analysis

Polymers and Fluids
Key Points
• Total segment base revenues: -13.9% in Q3 ’09 vs. -15.1% in Q2 ’09 as industrial production /MRO demand modestly improves
• Worldwide Fluids: -11.9% in Q3 ’09 vs. -15.9% in Q2 ’09
 – Both North America and International show improvement vs. Q2 ’09
• Worldwide Polymers: -16.8% in Q3 ’09 vs. -17.4% in Q2 ‘09
 – Both North American and International polymers business facing weak end market demand

Operating Revenues	Operating Income	Operating Margins
2008 Q3	316.9	27.1	8.6%
2009 Q3	252.9	27.7	10.9%
$ F(U)	(64.0)	0.6	2.3%
% F(U)	-20.2%	1.9%	
% F(U) Prior Year			
Base Business			
Operating Leverage	-15.6%	-73.1%	-5.8%
Changes in VM & OH costs	-	78.3%	8.0%
Total	-15.6%	5.2%	2.2%
Acquisitions	-	-	-
Translation	-4.5%	-3.6%	0.2%
Impairment	-	-	-
Restructuring	-	0.3%	-
Other	-0.1%	-	-0.1%
Total	-20.2%	1.9%	2.3%

Decorative Surfaces
Quarterly Analysis

Decorative Surfaces
Key Points
• Total segment base revenues: -15.6% in Q3 ’09 vs.
 -16.0% in Q2 ’09
• North America laminate Q3 base revenues: -20.6%
 in Q3 ’09 vs. -20.0% in Q2 ’09
 – Weak commercial construction environment
 puts pressure on demand for high pressure
 laminate
• International Q3 base revenues: -10.7% vs. -11.6%
 in Q2 ’09

Operating Revenues	Operating Income	Operating Margins
2008 Q3	828.0	161.9	19.6%
2009 Q3	702.7	116.0	16.5%
$ F(U)	(125.3)	(45.9)	-3.1%
% F(U)	-15.1%	-28.4%	
% F(U) Prior Year			
Base Business			
Operating Leverage	-18.9%	-43.8%	-6.0%
Changes in VM & OH costs	-	25.1%	6.1%
Total	-18.9%	-18.7%	0.1%
Acquisitions	7.9%	4.1%	-0.7%
Translation	-4.1%	-4.9%	-0.3%
Impairment	-	-	-
Restructuring	-	-8.8%	-2.1%
Other	-	-0.1%	-0.1%
Total	-15.1%	-28.4%	-3.1%

26

All Other
Quarterly Analysis

All Other
Key Points
• Total segment base revenues: -18.9% in Q3 ’09 vs. -20.0%
 in Q2 ’09
 – Q3 worldwide consumer packaging base revenues:
 -11.7% in Q3 vs. -12.9% in Q2 ’09; Hi-Cone and Zip-Pak
 units had strong revenue performance in the quarter
 – Q3 industrial/appliance base revenues: -21.8% Q3 ’09
 vs. -26.9% in Q2; modest housing rebound provides
 some relief
 – Q3 worldwide test and measurement base revenues:
 -21.8% vs. -15.3% in Q2 ’09; weak “cap ex” spending
 in North America, Europe and Asia slowing sales

Low	High	Mid Point
4th Quarter 2009 (versus 4th Quarter 2008)			
Total Revenues	-11%	-5%	-8%
Diluted Income per Share - Continuing	$0.54	$0.66	$0.60
% F(U) 4th Quarter 2008	-8%	12%	2%
4th Quarter 2009 (versus 3rd Quarter 2009)			
Total Revenues	-1%	5%	2%
Diluted Income per Share - Continuing	$0.54	$0.66	$0.60
% F(U) 3rd Quarter 2009	-10%	10%	0%

ITW
4th Quarter 2009 Forecast

ITW 4th Quarter 2009 Forecast
Key Assumptions
• Exchange rates hold at current levels
• Restructuring costs of $25 to $40 million
 (versus $31 million in 3rd quarter 2009)
• Net nonoperating expense, including interest
 expense and other nonoperating income, of
 $35 to $45 million (versus $35 million in 3rd
 quarter 2009)
• Tax rate range of 29.25% to 29.75% for the 4th
 quarter (versus effective tax rate of 32.5% in
 3rd quarter 2009)

ITW Conference Call

Q & A
Third Quarter
2009